Wonder Auto Technology, Inc.

Pro Forma Condensed
Combined Financial Statements
March 31, 2007 (unaudited)
(Stated in US dollars)

Wonder Auto Technology, Inc.
Pro Forma Condensed Combined Financial Statements

Index to Pro Forma Condensed Combined Financial Statements

Pages

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	1

Unaudited Pro Forma Condensed Combined Balance Sheet	2 - 3

Unaudited Pro Forma Condensed Combined Statements of Operations	4 - 5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6 - 7

Wonder Auto Technology, Inc.
March 31, 2007

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the combination of the Wonder Auto Technology, Inc. (the “Company”) and Jinzhou Wanyou Mechanical Parts Co., Ltd. (“Wanyou”). The unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of the Company and historical financial statements of Wanyou. Please note that the unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company and Wanyou, respectively. The Company’s financial information can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and quarterly report on Form 10-Q for the three months ended March 31, 2007. [The financial information of Wanyou are filed together with this Pro Forma Condensed Combined Financial Statements on 8-K.]

The unaudited pro forma condensed combined balance sheet as of March 31, 2007 combines the unaudited condensed consolidated balance sheet of the Company as of March 31, 2007 and the unaudited balance sheet of Wanyou as of March 31, 2007 and gives effect to the acquisition as if the acquisition occurred on March 31, 2007.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 give effect to the acquisition as if the acquisition occurred on January 1, 2006, the first day of the Company’s fiscal year. The unaduited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines the audited consolidated statement of operations of the Company for the year ended December 31, 2006 with the audited statement of operations of Wanyou for the period from September 21, 2006 (date of incorporation) to December 31, 2006. The unaduited pro forma combined statement of operations for the three months ended March 31, 2007 combines the unaudited consolidated statement of operations of the Company for the three months ended March 31, 2007 with the unaudited statement of operations of Wanyou for the three months ended March 31, 2007.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

Wonder Auto Technology, Inc.
Pro Forma Condensed Combined Balance Sheet
As of March 31, 2007 (Unaudited)
(Stated in US Dollars)

	The Company	Wanyou
	March 31,	March 31,	Pro Forma		Pro Forma
	2007	2007	Adjustments		Combined
ASSETS
Current assets
Cash and cash equivalents	$6,065,302	$273,515	$-		$6,338,817
Restricted cash	3,919,971	-	-		3,919,971
Trade receivables, net	26,042,474	562,107	-		26,604,581
Bills receivable	8,100,371	64,592	-		8,164,963
Other receivables, prepayments and deposits	1,445,086	192,696	-		1,637,782
Inventories	15,535,997	224,421	-		15,760,418
Amounts due from shareholders	-	694,267	(100,136	)(a)	594,131
Amount due from a related company	70,249	-	-		70,249
Deferred taxes	217,693	-	-		217,693

Total current assets	61,397,143	2,011,598	(100,136)		63,308,605
Intangible assets
Know-how	1,482,617	-	-		1,482,617
Trademarks and patents	11,182	-	-		11,182
Customer contracts	-	-	49,053	(d)	49,053
Property, plant and equipment, net	14,469,688	1,069,720	-		15,539,408
Land use right	1,202,302	-	-		1,202,302
Deposit for acquisition of property,
plant and equipment	2,864,978	18,990	-		2,883,968
Investment in an unconsolidated affiliate	567,130	-	(567,130	)(b)	-
Goodwill	3,115,227	-	4,949,392	(d)	8,064,619
Deferred tax	221,744	-	-		221,744

TOTAL ASSETS	$85,332,011	$3,100,308	$4,331,179		$92,763,498

Wonder Auto Technology, Inc.
Pro Forma Condensed Combined Balance Sheet
As of March 31, 2007 (Unaudited)
(Stated in US Dollars)

	The Company	Wanyou
	March 31,	March 31,	Pro Forma		Pro Forma
	2007	2007	Adjustments		Combined
LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$12,411,172	$306,116	$-		$12,717,288
Bills payable	6,717,565	-	-		6,717,565
Other payables and accrued expenses	2,833,675	15,507	-		2,849,182
Provision for warranty	980,551	-	-		980,551
Income tax payable	446,084	-	-		446,084
Amount due to an unconsolidated affiliate	100,136	-	(100,136	)(a)	-
Dividend payable to minority stockholders	691,152	-	-		691,152
Dividend payable to Winning	343,934	-	-		343,934
Payable for acquisition of Wanyou	-	-	7,210,000	(d)	7,210,000
Secured short-term bank loans	6,459,198	-	-		6,459,198

Total current liabilities	30,983,467	321,623	7,109,864		38,414,954

Secured long-term bank loans	10,916,984	-	-		10,916,984

TOTAL LIABILITIES	41,900,451	321,623	7,109,864		49,331,938

COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS	2,124,794	-			2,124,794

STOCKHOLDERS’ EQUITY
Preferred stock: par value $0.0001 per share;
Authorized 10,000,000 shares, none
issued and outstanding

Common stock: par value $0.0001 per share;
authorized 90,000,000 shares, issued and			(500,000	)(b)
outstanding 23,959,994 shares in 2007	2,396	2,450,000	(1,950,000	)(d)	2,396
Additional paid-in capital	22,140,143	-			22,140,143
Statutory and other reserves	3,148,265	10,919	(10,919	)(d)	3,148,265
			(10,811	)(b)
Accumulated other comprehensive income	1,819,467	53,034	(42,223	)(d)	1,819,467
			(56,319	)(b)
Retained earnings	14,196,495	264,732	(208,413	)(d)	14,196,495

TOTAL STOCKHOLDERS’ EQUITY	41,306,766	2,778,685	(2,778,685)		41,306,766

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$85,332,011	$3,100,308	$4,331,179		$92,763,498

Wonder Auto Technology, Inc.
Pro Forma Condensed Combined Statement of Operations
Year ended December 31, 2006 (Unaudited)
(Stated in US Dollars)

		Wanyou
		For the period
		from September
		21, 2006 (date of
	The Company	incorporation) to
	December 31,	December 31,	Pro Forma		Pro Forma
	2006	2006	Adjustments		Combined

Net sales	$72,150,483	$731,399	$(31,795	)(c)	$72,850,087
Cost of sales	(57,831,251)	(567,365)	31,795	(c)	(58,366,821)

Gross profit	14,319,232	164,034	-		14,483,266

Operating expenses
Administrative expenses	1,907,816	16,593	-		1,924,409
Research and development costs	458,652	-	-		458,652
Selling expenses	2,147,854	-	-		2,147,854

	4,514,322	16,593	-		4,530,915

Income before the following items and taxes	9,804,910	147,441	-		9,952,351
Interest income	96,810	1,593	-		98,403
Other income	356,590	-	-		356,590
Finance costs	(1,033,551)	(610)	-		(1,034,161)
Equity in net income of unconsolidated
affiliates	371,005	-	(22,172	)(b)	348,833

Income before income taxes	9,595,764	148,424	(22,172)		9,722,016
Income taxes	(1,270,391)	(40,078)	-		(1,310,469)
Minority interests	(101,827)	-	-		(101,827)

Net income	$8,223,546	$108,346	$(22,172)		$8,309,720

Earnings per share: basic and diluted	$0.40	-			$0.40

Weighted average number of shares
outstanding:
basic and diluted	20,787,279	-			20,787,279

Wonder Auto Technology, Inc.
Pro Forma Condensed Combined Statement of Operations
Three months ended March 31, 2007 (Unaudited)
(Stated in US Dollars)

	The Company	Wanyou
	Three months	Three months
	ended March 31,	ended March 31,	Pro Forma		Pro Forma
	2007	2007	Adjustments		Combined

Net sales	$21,566,796	$921,368	$(85,251	)(c)	$22,402,913
Cost of sales	(16,251,790)	(742,104)	85,251	(c)	(16,908,643)

Gross profit	5,315,006	179,264	-		5,494,270

Operating expenses
Administrative expenses	666,566	16,330	-		682,896
Research and development costs	263,446	-	-		263,446
Selling expenses	651,616	147	-		651,763

Total operating expenses	1,581,628	16,477	-		1,598,105

Income from operations	3,733,378	162,787	-		3,896,165
Interest income	16,709	1,014	-		17,723
Other income	23,795	3,630	-		27,425
Finance costs	(419,392)	(126)	-		(419,518)
Equity in net income of an unconsolidated
affiliate	34,147	-	(34,147	)(b)	-

Income before income taxes	3,388,637	167,305	(34,147)		3,521,795
Income taxes	(466,814)	-	-		(466,814)
Minority interests	(209,371)	-	-		(209,371)

Net income	$2,712,452	$167,305	$(34,147)		$2,845,610

Earnings per share: basic and diluted	$0.11	-			$0.12

Weighted average number of shares outstanding:
basic and diluted	23,959,994	-			23,959,994

Wonder Auto Technology, Inc.
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)
(Stated in US Dollars)

1. Basis of presentation

On April 2, 2007, the Company’s subsidiaries Wonder Auto Limited (“Wonder”) and Jinzhou Halla Electrical Equipment Co., Ltd (“Jinzhou Halla”), acquired an aggregate 79.59% equity interest in Wanyou at total consideration of $16.4s million including contingent consideration of $9.21 million through two separately negotiated equity purchase transactions with two former equity owner of Wanyou. The contingent consideration will be payable if Wanyou achieves certain minimum net income threshold in future. After completion of these two equity purchase transactions, Wanyou become a wholly-owned subsidiary of the Company.

The unaudited pro forma condensed combined balance sheet gives effect to the acquisition of Wanyou as if it had occurred on March 31, 2007. The Company’s condensed consolidated balance sheet information was derived from its three months ended March 31, 2007 condensed consolidated balance sheet included in its quarterly report on Form 10-Q for the three months ended March 31, 2007.

The unaudited pro forma condensed combined statements of operations give effect to the acquisition of Wanyou as if it had occurred on January 1, 2006, the first day of the Company’s fiscal year. The Company’s consolidated statement of operations and condensed consolidated statement of operations information was derived from its fiscal year ended December 31, 2006 consolidated statement of operations and for the three months ended March 31, 2007 condensed consolidated statement of operations included in its annual report on Form 10-K for the year ended December 31, 2006 and quarterly report on Form 10-Q for the three months ended March 31, 2007 respectively.

The acquisition was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No.141, Business Combinations. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets of the business acquired in connection with the Share Purchase Agreement, based on the estimated fair value as of the completion of acquisition. Management has estimated the fair value of assets acquired and liabilities assumed based on the fair value attributable to the actual net tangible and intangible assets and liabilities of Wanyou that existed as of the date of the completion of the acquisition.

Wonder Auto Technology, Inc.
Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)
(Stated in US Dollars)

2. Purchase price allocation

Under the purchase method of accounting, the initial purchase price is allocated to the acquired net assets based on their estimated fair values as of the completion of the acquisition. Based on management estimates of the attributable share (i.e. 79.59%) of fair values of assets and liabilities of Wanyou, the initial purchase price allocation is as follows:

Assets acquired:
Current assets	$1,601,031
Property, plant and equipment	851,390
Deposit for acquisition of property,
plant and equipment	15,114
Intangible assets
Customer contracts
(Estimated life : 1 year)	49,053

Liabilities assumed:
Current liabilities	(255,980)

Net assets acquired	2,260,608
Goodwill	4,949,392

Initial purchase price of acquisition	$7,210,000

The above initial purchase price for Wanyou does not include the $9.21 million of contingent consideration pursuant to the Share Purchase Agreement. The remaining consideration shall be payable upon Wanyou’s fulfillment of targeted net profit. The recognition and allocation of contingent consideration will be treated as additional purchase price and allocated to goodwill subsequently.

3. Unaudited pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)	Represents adjustment to eliminate amounts due from/(to) shareholders

(b)	Represents adjustment to eliminate equity-pickup of Wanyou.

(c)	Represents adjustment to eliminate sales and purchases with Wanyou.

(d)	Represents adjustment to record the estimated goodwill resulting from the allocation of the purchase price to the fair value of assets acquired and liabilities assumed.